UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2019

AGREE REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland

(State of other jurisdiction of incorporation)

1-12928 (Commission file number)	38-3148187 (I.R.S. Employer Identification No.)
70 E. Long Lake Road Bloomfield Hills, MI (Address of principal executive offices)	48304 (Zip code)

(Registrant’s telephone number, including area code) (248) 737-4190

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The 2019 annual meeting of the stockholders (the “Annual Meeting”) of Agree Realty Corporation (the “Company”) was held on April 25, 2019. At the Annual Meeting, the stockholders of the Company approved an amendment to the Articles of Incorporation of the Company, as amended and supplemented (the “Charter”), increasing the number of authorized shares of common stock, $0.0001 par value per share, from 45 million shares to 90 million shares.

The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment setting forth the amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders voted, in person or by proxy, on the following matters:

a)	To elect three directors to serve until the annual meeting of stockholders in 2022 and to elect one director to serve until the annual meeting of stockholders in 2020;

b)	To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2019;

c)	To approve, by non-binding vote, executive compensation; and

d)	To approve an amendment to the Charter to increase the number of authorized shares of the Company’s common stock from 45 million shares to 90 million shares.

The four nominees were elected, the appointment of the independent registered public accounting firm was ratified, and the executive compensation was approved by non-binding vote. In addition, the amendment to the Company’s Charter was approved. The results of the voting were as follows:

Election of Directors:

Director	Votes For	Votes Withheld	Broker Non-Votes
Joel Agree	31,486,865	212,333	3,238,379
Craig Erlich	31,568,448	130,750	3,238,379
Gregory Lehmkuhl	31,562,631	136,567	3,238,379
William S. Rubenfaer	31,218,132	481,066	3,238,379

Ratification of Appointment of Independent Registered Public Accounting Firm:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,874,232	26,583	36,762	0

Approval, by Non-Binding Vote, of Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,983,133	1,611,694	104,371	3,238,379

Approval of Amendment to Charter (increasing number of authorized shares of common stock):

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,967,305	815,811	154,461	0

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

3.1	Articles of Amendment of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGREE REALTY CORPORATION

By:	/s/ Clayton R. Thelen
	Name:	Clayton R. Thelen
	Title:	Chief Financial Officer and Secretary

Date: April 25, 2019